Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS SECOND QUARTER FISCAL 2024 FINANCIAL RESULTS
IPS revenue up 19 percent sequentially; total SGH revenue of $285 million

Milpitas, Calif. – April 9, 2024 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the second quarter of fiscal 2024.
Second Quarter Fiscal 2024 Highlights
•Net sales of $284.8 million, up 3.9% versus the prior quarter
•GAAP gross margin of 28.8% versus 30.2% in the prior quarter
•Non-GAAP gross margin of 31.5% versus 33.3% in the prior quarter
•GAAP EPS of $(0.26) versus $(0.23) in the prior quarter
•Non-GAAP EPS of $0.27 versus $0.24 in the prior quarter
“The second quarter marked a period of continued progress towards our transformation into a high-value enterprise solutions company,” said CEO Mark Adams. “Leveraging our deep-rooted expertise in high-performance computing and specialty memory solutions, we are uniquely positioned to help our valued customers address the rapid adoption of AI,” concluded Adams.
As previously disclosed, on November 29, 2023, we completed our previously announced divestiture of an 81% interest in our SMART Brazil operations. Our SMART Brazil operations are classified as discontinued operations in the accompanying financial information for all periods presented. The discussion in this release relates to our continuing operations, which exclude SMART Brazil.
Pete Manca to Lead IPS Business
SGH today also announced the appointment of Pete Manca as President of Intelligent Platform Solutions (“IPS”). Mr. Manca brings extensive experience building businesses that deliver high-performance solutions to enterprise customers. Prior to joining SGH, Mr. Manca served as a Senior Vice President and General Manager at Dell Technologies from 2018 to 2023, managing several large businesses, including Converged Solutions, OEM Solutions, and APEX, Dell’s end-to-end portfolio of cloud offerings, ranging from storage to high-performance computing to AI services and solutions.
“We are thrilled to welcome Pete aboard as our President, IPS,” said Mark Adams. “Pete’s strategic vision, broad experience, and commitment to customer-driven innovation make him the ideal leader to propel our AI and HPC business forward.”
“The era of AI and HPC is upon us, and I can’t think of a more exciting company to join at this pivotal time,” said Manca. “I am eager to start working with the IPS team to maximize the benefit of these transformative technologies for our customers and partners.”

Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q2 FY24	Q1 FY24	Q2 FY23	Q2 FY24	Q1 FY24	Q2 FY23
Net sales:
Memory Solutions	$83,297	$85,668	$110,339	$83,297	$85,668	$110,339
Intelligent Platform Solutions	141,405	118,824	222,451	141,405	118,824	222,451
LED Solutions	60,119	69,755	55,587	60,119	69,755	55,587
Total net sales	$284,821	$274,247	$388,377	$284,821	$274,247	$388,377

Gross profit	$81,934	$82,850	$111,008	$89,735	$91,277	$124,483
Operating income (loss)	(3,312)	1,305	(2,077)	26,514	26,679	55,784
Net income (loss) attributable to SGH	(13,620)	(11,773)	(33,396)	14,141	12,538	43,180
Diluted earnings (loss) per share	$(0.26)	$(0.23)	$(0.68)	$0.27	$0.24	$0.87
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of April 9, 2024, SGH is providing the following financial outlook for the third quarter of fiscal 2024:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$300 million +/- $25 million	—		$300 million +/- $25 million
Gross margin	29% +/- 1.5%	3%	(A)	32% +/- 1.5%
Operating expenses	$80 million +/- $2 million	($14) million	(B)(C)	$66 million +/- $2 million
Diluted earnings (loss) per share	$(0.07) +/- $0.15	$0.37	(A)(B)(C)(D)	$0.30 +/- $0.15
Diluted shares	52.6 million	1.8 million		54.4 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	13
(C) Other adjustments	1
(D) Estimated income tax effects	(2)
$20

Second Quarter Fiscal 2024 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the second quarter of fiscal 2024 results and related matters today, April 9, 2024, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the U.S. or +1-929-526-1599 from international locations, using the access code 202143. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.smartm.com/investors/default.aspx) where they will remain available for approximately one year.

Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of SGH, including each of its lines of business; statements regarding the extent and timing of and expectations regarding SGH’s future revenues and expenses and customer demand; statements regarding SGH’s strategic investments and priorities; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for the next fiscal quarter described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to: global business and economic conditions and growth trends in technology industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; incurring unanticipated costs following the completion of the sale of our SMART Brazil business; issues, delays or complications in integrating the operations of Stratus Technologies; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers and the timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the LED market; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations); acquisition-related inventory adjustments; diligence, acquisition and integration expense; restructure charges; impairment of goodwill; changes in the fair value of contingent consideration; gains (losses) from changes in currency exchange rates; amortization of debt discount and other costs; gain (loss) on extinguishment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax expense; depreciation and amortization expense; share-based compensation expense; acquisition-related inventory adjustments; diligence, acquisition and integration expense; restructure charges; impairment of goodwill; changes in the fair value of contingent consideration; gain (loss) on extinguishment of debt and other infrequent or unusual items.
Beginning in 2024, for our non-GAAP reporting, we are utilizing a long-term projected non-GAAP effective tax rate of 28%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. While we expect to use this normalized non-GAAP effective tax rate through 2024, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about SGH’s financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, we design, build, deploy and manage high-performance, high-availability enterprise solutions that help our customers solve for the future. Across our computing, memory, and LED lines of business, we focus on serving our customers by providing deep technical knowledge and expertise, custom design engineering, build-to-order flexibility and a commitment to best-in-class quality.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	March 1, 2024	December 1, 2023	February 24, 2023	March 1, 2024	February 24, 2023
Net sales:
Memory Solutions	$83,297	$85,668	$110,339	$168,965	$228,625
Intelligent Platform Solutions	141,405	118,824	222,451	260,229	433,422
LED Solutions	60,119	69,755	55,587	129,874	118,127
Total net sales	284,821	274,247	388,377	559,068	780,174
Cost of sales	202,887	191,397	277,369	394,284	557,068
Gross profit	81,934	82,850	111,008	164,784	223,106

Operating expenses:
Research and development	20,526	21,389	25,272	41,915	49,344
Selling, general and administrative	61,385	57,217	60,074	118,602	127,782
Impairment of goodwill	—	—	17,558	—	17,558
Change in fair value of contingent consideration	—	—	6,400	—	10,100
Other operating (income) expense	3,335	2,939	3,781	6,274	5,552
Total operating expenses	85,246	81,545	113,085	166,791	210,336
Operating income (loss)	(3,312)	1,305	(2,077)	(2,007)	12,770

Non-operating (income) expense:
Interest expense, net	7,249	9,559	9,430	16,808	17,924
Other non-operating (income) expense	248	(576)	13,307	(328)	11,945
Total non-operating (income) expense	7,497	8,983	22,737	16,480	29,869
Income (loss) before taxes	(10,809)	(7,678)	(24,814)	(18,487)	(17,099)

Income tax provision (benefit)	2,198	3,534	8,149	5,732	19,471
Net income (loss) from continuing operations	(13,007)	(11,212)	(32,963)	(24,219)	(36,570)
Net income (loss) from discontinued operations	—	(8,148)	6,177	(8,148)	15,108
Net income (loss)	(13,007)	(19,360)	(26,786)	(32,367)	(21,462)
Net income attributable to noncontrolling interest	613	561	433	1,174	765
Net income (loss) attributable to SGH	$(13,620)	$(19,921)	$(27,219)	$(33,541)	$(22,227)

Basic earnings (loss) per share:
Continuing operations	$(0.26)	$(0.23)	$(0.68)	$(0.49)	$(0.76)
Discontinued operations	—	(0.15)	0.13	(0.15)	0.31
	$(0.26)	$(0.38)	$(0.55)	$(0.64)	$(0.45)

Diluted earnings (loss) per share:
Continuing operations	$(0.26)	$(0.23)	$(0.68)	$(0.49)	$(0.76)
Discontinued operations	—	(0.15)	0.13	(0.15)	0.31
	$(0.26)	$(0.38)	$(0.55)	$(0.64)	$(0.45)

Shares used in per share calculations:
Basic	52,031	52,068	49,116	52,050	49,039
Diluted	52,031	52,068	49,116	52,050	49,039

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	March 1, 2024	December 1, 2023	February 24, 2023	March 1, 2024	February 24, 2023
GAAP gross profit	$81,934	$82,850	$111,008	$164,784	$223,106
Share-based compensation expense	1,691	1,815	1,308	3,506	2,950
Amortization of acquisition-related intangibles	5,894	5,944	6,615	11,838	13,081
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	216	668	5,552	884	5,552
Non-GAAP gross profit	$89,735	$91,277	$124,483	$181,012	$247,288

GAAP gross margin	28.8%	30.2%	28.6%	29.5%	28.6%
Effect of adjustments	2.7%	3.1%	3.5%	2.9%	3.1%
Non-GAAP gross margin	31.5%	33.3%	32.1%	32.4%	31.7%

GAAP operating expenses	$85,246	$81,545	$113,085	$166,791	$210,336
Share-based compensation expense	(8,948)	(9,155)	(8,723)	(18,103)	(17,062)
Amortization of acquisition-related intangibles	(3,857)	(4,064)	(4,200)	(7,921)	(8,592)
Diligence, acquisition and integration expense	(5,885)	(789)	(2,824)	(6,674)	(9,556)
Impairment of goodwill	—	—	(17,558)	—	(17,558)
Change in fair value of contingent consideration	—	—	(6,400)	—	(10,100)
Restructure charge	(3,335)	(2,939)	(3,781)	(6,274)	(5,552)
Other	—	—	(900)	—	(1,800)
Non-GAAP operating expenses	$63,221	$64,598	$68,699	$127,819	$140,116

GAAP operating income (loss)	$(3,312)	$1,305	$(2,077)	$(2,007)	$12,770
Share-based compensation expense	10,639	10,970	10,031	21,609	20,012
Amortization of acquisition-related intangibles	9,751	10,008	10,815	19,759	21,673
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	216	668	5,552	884	5,552
Diligence, acquisition and integration expense	5,885	789	2,824	6,674	9,556
Impairment of goodwill	—	—	17,558	—	17,558
Change in fair value of contingent consideration	—	—	6,400	—	10,100
Restructure charge	3,335	2,939	3,781	6,274	5,552
Other	—	—	900	—	1,800
Non-GAAP operating income	$26,514	$26,679	$55,784	$53,193	$107,172

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	March 1, 2024	December 1, 2023	February 24, 2023	March 1, 2024	February 24, 2023
GAAP net income (loss) attributable to SGH	$(13,620)	$(11,773)	$(33,396)	$(25,393)	$(37,335)
Share-based compensation expense	10,639	10,970	10,031	21,609	20,012
Amortization of acquisition-related intangibles	9,751	10,008	10,815	19,759	21,673
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	216	668	5,552	884	5,552
Diligence, acquisition and integration expense	5,885	789	2,824	6,674	9,556
Impairment of goodwill	—	—	17,558	—	17,558
Change in fair value of contingent consideration	—	—	6,400	—	10,100
Restructure charge	3,335	2,939	3,781	6,274	5,552
Amortization of debt discount and other costs	968	1,042	1,048	2,010	2,117
Loss (gain) on extinguishment or prepayment of debt	325	—	16,691	325	15,924
Foreign currency (gains) losses	182	(546)	165	(364)	(355)
Other	—	—	900	—	1,800
Income tax effects	(3,540)	(1,559)	811	(5,099)	5,791
Non-GAAP net income attributable to SGH	$14,141	$12,538	$43,180	$26,679	$80,544

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	52,031	52,068	49,116	52,050	49,039
Adjustment for dilutive securities and capped calls	1,043	1,213	726	1,128	777
Non-GAAP weighted-average shares outstanding	53,074	53,281	49,842	53,178	49,816

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$(0.26)	$(0.23)	$(0.68)	$(0.49)	$(0.76)
Effect of adjustments	0.53	0.47	1.55	0.99	2.38
Non-GAAP diluted earnings per share	$0.27	$0.24	$0.87	$0.50	$1.62

Net income (loss) attributable to SGH	$(13,620)	$(11,773)	$(33,396)	$(25,393)	$(37,335)
Interest expense, net	7,249	9,559	9,430	16,808	17,924
Income tax provision (benefit)	2,198	3,534	8,149	5,732	19,471
Depreciation expense and amortization of intangible assets	17,156	17,654	17,199	34,810	34,248
Share-based compensation expense	10,639	10,970	10,031	21,609	20,012
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	216	668	5,552	884	5,552
Diligence, acquisition and integration expense	5,885	789	2,824	6,674	9,556
Impairment of goodwill	—	—	17,558	—	17,558
Change in fair value of contingent consideration	—	—	6,400	—	10,100
Restructure charge	3,335	2,939	3,781	6,274	5,552
Loss on extinguishment of debt	325	—	16,691	325	15,924
Other	—	—	900	—	1,800
Adjusted EBITDA	$33,383	$34,340	$65,119	$67,723	$122,961

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	March 1, 2024	August 25, 2023
Assets
Cash and cash equivalents	$442,329	$365,563
Short-term investments	23,439	25,251
Accounts receivable, net	169,718	219,247
Inventories	172,763	174,977
Other current assets	76,481	51,790
Current assets of discontinued operations	—	70,574
Total current assets	884,730	907,402
Property and equipment, net	109,516	118,734
Operating lease right-of-use assets	62,529	68,444
Intangible assets, net	140,923	160,185
Goodwill	161,958	161,958
Deferred tax assets	73,914	74,085
Other noncurrent assets	83,884	15,150
Total assets	$1,517,454	$1,505,958

Liabilities and Equity
Accounts payable and accrued expenses	$182,021	$182,035
Current debt	—	35,618
Deferred revenue	37,228	48,096
Other current liabilities	48,710	32,731
Acquisition-related contingent consideration	—	50,000
Current liabilities of discontinued operations	—	77,770
Total current liabilities	267,959	426,250
Long-term debt	740,663	754,820
Noncurrent operating lease liabilities	62,585	66,407
Other noncurrent liabilities	34,743	29,248
Total liabilities	1,105,950	1,276,725

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,769	1,726
Additional paid-in capital	502,560	476,703
Retained earnings	48,916	82,457
Treasury shares	(148,309)	(132,447)
Accumulated other comprehensive income (loss)	106	(205,964)
Total SGH shareholders’ equity	405,042	222,475
Noncontrolling interest in subsidiary	6,462	6,758
Total equity	411,504	229,233
Total liabilities and equity	$1,517,454	$1,505,958

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	March 1, 2024	December 1, 2023	February 24, 2023	March 1, 2024	February 24, 2023
Cash flows from operating activities
Net income (loss)	$(13,007)	$(19,360)	$(26,786)	$(32,367)	$(21,462)
Net income (loss) from discontinued operations	—	(8,148)	6,177	(8,148)	15,108
Net income (loss) from continuing operations	(13,007)	(11,212)	(32,963)	(24,219)	(36,570)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	17,156	17,654	17,199	34,810	34,248
Amortization of debt discount and issuance costs	968	1,042	1,048	2,010	2,117
Share-based compensation expense	10,639	10,970	10,031	21,609	20,012
Impairment of goodwill	—	—	17,558	—	17,558
Change in fair value of contingent consideration	—	—	6,400	—	10,100
(Gain) loss on extinguishment or prepayment of debt	325	—	16,691	325	15,924
Deferred income taxes, net	476	(282)	(88)	194	1,630
Other	(208)	664	3,759	456	4,116
Changes in operating assets and liabilities:
Accounts receivable	872	48,658	48,936	49,530	172,033
Inventories	35,678	(33,464)	112,287	2,214	10,240
Other assets	(23,229)	2,102	(3,065)	(21,127)	(9,893)
Accounts payable and accrued expenses and other liabilities	(22,587)	23,581	(119,996)	994	(174,745)
Payment of acquisition-related contingent consideration	(29,000)	—	—	(29,000)	(73,724)
Net cash provided by (used for) operating activities from continuing operations	(21,917)	59,713	77,797	37,796	(6,954)
Net cash provided by (used for) operating activities from discontinued operations	—	(28,235)	22,738	(28,235)	33,504
Net cash provided by (used for) operating activities	(21,917)	31,478	100,535	9,561	26,550

Cash flows from investing activities
Capital expenditures and deposits on equipment	(5,204)	(4,648)	(11,699)	(9,852)	(19,690)
Acquisition of business, net of cash acquired	—	—	(2,800)	—	(213,073)
Proceeds from maturities of investment securities	12,290	9,665	—	21,955	—
Purchases of held-to-maturity investment securities	(11,034)	(8,469)	—	(19,503)	—
Other	(558)	(188)	1,998	(746)	239
Net cash used for investing activities from continuing operations	(4,506)	(3,640)	(12,501)	(8,146)	(232,524)
Net cash provided by (used for) investing activities from discontinued operations	—	118,938	(852)	118,938	(4,472)
Net cash provided by (used for) investing activities	$(4,506)	$115,298	$(13,353)	$110,792	$(236,996)

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	March 1, 2024	December 1, 2023	February 24, 2023	March 1, 2024	February 24, 2023
Cash flows from financing activities
Proceeds from debt	$—	$—	$—	$—	$295,287
Proceeds from issuance of ordinary shares	792	3,455	308	4,247	4,250
Payment of acquisition-related contingent consideration	(21,000)	—	—	(21,000)	(28,100)
Payments to acquire ordinary shares	(2,732)	(13,130)	(11,564)	(15,862)	(16,223)
Repayments of debt	(37,211)	(14,423)	(3,605)	(51,634)	(7,211)
Payment of premium in connection with convertible note exchange	—	—	(14,141)	—	(14,141)
Net cash paid for settlement and purchase of Capped Calls	—	—	(4,304)	—	(4,304)
Distribution to noncontrolling interest	—	(1,470)	(2,009)	(1,470)	(2,009)
Other	(1)	(582)	(4,289)	(583)	(5,077)
Net cash provided by (used for) financing activities from continuing operations	(60,152)	(26,150)	(39,604)	(86,302)	222,472
Net cash used for financing activities from discontinued operations	—	(606)	(27)	(606)	(124)
Net cash provided by (used for) financing activities	(60,152)	(26,756)	(39,631)	(86,908)	222,348

Effect of changes in currency exchange rates	(155)	(1,025)	1,712	(1,180)	1,917
Net increase (decrease) in cash and cash equivalents	(86,730)	118,995	49,263	32,265	13,819
Cash and cash equivalents at beginning of period	529,059	410,064	327,621	410,064	363,065
Cash and cash equivalents at end of period	$442,329	$529,059	$376,884	$442,329	$376,884

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com